UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

GREAT LAKES BANCORP, INC.
(Exact name of registrant as specified in its charter)

New York	000-50267	13-4237490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Main Street, Buffalo, New York		14214
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (716) 961-1900

              Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

                On October 22, 2003, the Company issued a press release announcing commencement of the construction of its seventh full-service branch location in Tonawanda, New York. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c)        Exhibits.

                            99.1 Press Release dated October 22, 2003

Item 12. Results of Operations and Financial Condition

                On October 22, 2003, the Company issued a press release announcing selected results for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Bancorp, Inc.

Date: October 22, 2003	By:	/s/ Kim S. Destro
Name: Kim S. Destro
Title: Vice President & Chief Financial Officer